STI CLASSIC FUNDS
Supplement dated December 7, 2006, to the
Prospectus dated August 1, 2006 for
STI Classic Maryland Municipal Bond Fund (I Shares)
The following corrects information regarding the Average Annual Total Returns for I Shares of the STI Classic Maryland Municipal Bond Fund on page 33 of the Fund’s Prospectus:

			Since
I Shares	1 Year	5 Years	Inception*

Fund Returns Before Taxes	2.62%	4.70%	4.62%
Fund Returns After Taxes on Distributions	2.48%	4.31%	4.42%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	3.16%	4.29%	4.39%
Lehman Brothers 10-Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	2.74%	5.45%	5.72%
Lipper Maryland Municipal Debt Funds Objective (reflects no deduction for taxes)	2.55%	4.52%	4.70%

*	Since inception of the I Shares on March 1, 1996. Benchmark returns since February 29, 1996 (benchmark returns available only on a month end basis).
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.